Bob Skaggs, President & CEO Merrill Lynch Global Power and Gas Leaders Conference September 26, 2006

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of NiSource and its management. Although NiSource believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather; fluctuations in supply and demand for energy commodities; growth opportunities for NiSource's businesses; increased competition in deregulated energy markets; the success of regulatory and commercial initiatives; dealings with third parties over whom NiSource has no control; the effectiveness of NiSource's outsourcing initiative; actual operating experience of NiSource assets; the regulatory process; regulatory and legislative changes; changes in general economic, capital and commodity market conditions; and counter-party credit risk. "Safe Harbor" Statement September 2006 3

NiSource Today Strategic Location Strategic Assets Organic Growth 5 3rd Largest Gas Distribution Company in U.S. 4th Largest Gas Pipeline Company in U.S. One of the Largest Gas Storage Networks in U.S. Mid-Size Regional Electric Business Super Regional Regulated Energy Company

Stable Credit Ratings Gas Distribution Gas Transmission Electric Operations 40 33 27 Gas Distribution 37% Electric Operations 29% 7 Balanced/Low Risk Portfolio Gas Transmission & Storage 34% 100% of Operating Income From Regulated Businesses Moody's - Baa3 S&P - BBB Fitch - BBB

2006 Performance Solid First Half Increased Pipeline Optimization Revenue; Continued Progress on Growth Projects Electric Operations Earnings Growth; Strong Industrial Markets Regulatory Initiatives Advance Reduced Interest Expense Key Issues Remain LDC Customer Usage/Attrition Issue Uneven Regulatory-Political Environment 9

Transition to Growth 11 Strengthening the Balance Sheet Divesting Non-core Businesses Maintain Investment Grade Credit Managing Regulatory/ Commercial Transitions COH Stipulation Renewal Pipeline Re- Contracting 2002 2003 2004 2005 2006 Four-Point Platform for Growth Pipeline/Storage Commercial Growth and Expansion Commercial and Regulatory Initiatives Financial Management Process & Expense Management Initiatives to Create Value Whiting Clean Energy Financial/Strategic Flexibility 2007 2008 Long-Term Sustainable Growth

Gas Transmission & Storage Expansion and Commercial Growth Maximize Value from Existing GT&S Assets Disciplined Investment in Storage and Pipeline Expansion Projects 13

GT&S Expansion and Commercial Growth Millennium 4Q/2008 Hardy Storage 2Q/2007 Eastern Market Expansion 2Q/2009 Appalachian Basin Expansion 2007-08 CGT Onshore East Lateral Expansion 15 Major Growth Opportunities Crossroads Expansion Midwestern Interconnect 2006-07 LNG West Lateral Expansion Perryville Interconnects 2006-07 TETCO Adair Interconnect 2006

Regulatory and Commercial Initiatives Optimization and Logistics Growth GT&S LDC's Recovery/Deferral of NIPSCO MISO Charges Bay State Gas Base Rate Increase Targeted Rate Initiatives Rate Design Changes Infrastructure Trackers Base Rate Cases 17 Virginia (11/2005) Indiana-Gas (5/2006) Bay State (9/2006) Kentucky (early 2007) Pennsylvania (late 2007/early 2008) Indiana-Electric ('07/'08) Ohio ('07/'08)

Financial Management Refinanced $2.4 Billion in Long-Term Debt in 2005 $43 Million of Annual Interest Expense Savings Partially Offset by Short-term Interest Rates Working Capital Funding: New Amendment to Revolving Credit Facility $1.5 Billion of Capacity Extends Termination Date to 7/2011 Additional Interest Expense Savings of $4.5M 19

Process and Expense Management IBM Providing Business Process and Support Services Comprehensive Upgrade/Consolidation of Systems 10-year Agreement Provides NiSource with Approximately $395 Million in O&M and Capital Savings Additional Savings Opportunities (e.g. Work Management) 21

Creating Shareholder Value Whiting Clean Energy Expanded Evaluation of Potential Solutions Encouraging Process Update Progress by Year-End Financial/Strategic Review "No Stone Unturned" Update Progress by Year-End 23

NiSource Today Super Regional Regulated Energy Company Strategic Assets Overlay a Growth Market From the Midwest to New England Low Business Risk Profile - 100% Regulated - 3.7 Million Distribution Customers Stronger/De-levered Balance Sheet with Stable Investment Grade Credit Focus on Growth and Productivity Improvements 25 Strategic Location Strategic Assets Organic Growth